UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On May 13, 2005, the stockholders of Seattle Genetics, Inc. (the “Company”), upon recommendation of the Company’s Board of Directors, approved the amendment and restatement of the Seattle Genetics, Inc. 1998 Stock Option Plan (the “Plan”).

Summary of the Plan

As of December 31, 2004, the number of shares reserved for issuance under the Plan is 6,339,805, with a total of 1,539,625 shares remaining available for future grant, plus an annual increase to be added on the first day of each fiscal year that is equal to the lesser of:

•	1,200,000 shares;

•	4% of the Company’s outstanding shares on the last day of the immediately preceding fiscal year; or

•	a lesser number of shares as determined by the Company’s Board of Directors.

The number of shares is subject to adjustment upon the occurrence of any stock split, stock dividend, recapitalization or other similar changes to the Company’s capital structure.

The Plan provides for the grant of nonstatutory and incentive stock options and stock grants. Employees and consultants of the Company are eligible to receive nonstatutory stock options and stock awards under the Plan. Only the Company’s employees are eligible to receive incentive stock options. The Plan is administered by the Compensation Committee of the Company’s Board of Directors. The Board of Directors has delegated authority to the Stock Option Committee to grant options for non-executive employees and consultants, subject to certain restrictions.

A more detailed summary of the material features of the Plan is set forth in the Company’s proxy statement for the 2005 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 8, 2005. The summary in the proxy statement and the description of the Plan contained herein are qualified in their entirety by reference to the full text of the Plan, which is included as part of the proxy statement and filed as Exhibit 10.1 to this Form 8-K.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this report regarding the Company’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of these risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statement, see the section entitled “Important Factors That May Affect Our Business, Results of Operations and Stock Price” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005 and discussions of potential risks and uncertainties in the Company’s subsequent filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Seattle Genetics, Inc. 1998 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATTLE GENETICS, INC.

Date: May 18, 2005	By:	/s/ Clay B. Siegall
Clay B. Siegall President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Seattle Genetics, Inc. 1998 Stock Option Plan